UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

DHC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 West Kirkwood Blvd

Suite 1400B

Southlake, TX 76092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (214) 452-2300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	DHCAU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	DHCA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	DHCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders of DHC Acquisition Corp. (“DHC”) at the extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with its previously announced business combination (the “Business Combination”) with Brand Engagement Network Inc. (“BEN”) and certain other parties as described in greater detail in the proxy statement filed by DHC with the Securities and Exchange Commission on February 14, 2024:

	Votes For	Votes Against	Abstentions
1. A proposal to, as an ordinary resolution, approve the transactions contemplated under the Business Combination Agreement and Plan of Reorganization, dated as of September 7, 2023 (the “Business Combination Agreement”), by and among DHC, BEN Merger Subsidiary Corp., a Delaware corporation and direct wholly owned subsidiary of DHC, BEN, and DHC Sponsor, LLC a Delaware limited liability company;	9,249,551	10,827	4

	Votes For	Votes Against	Abstentions
2. A proposal to, as a special resolution, approve the change of DHC’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware;	9,249,551	10,827	4

	Votes For	Votes Against	Abstentions
3. A proposal to, as a special resolution, approve the amendment and restatement of DHC’s current Amended and Restated Memorandum and Articles of Association (the “Current Charter”) by its deletion and replacement in its entirety with the proposed new certificate of incorporation of Brand Engagement Network Inc., the post-Domestication company (“New BEN”);	8,913,015	347,363	4

	Votes For	Votes Against	Abstentions
4A. A proposal to, as an ordinary resolution, modify the authorized share capital of DHC from (i) 500,000,000 DHC Class A Shares, par value $0.0001 per share, 50,000,000 DHC Class B Shares, par value $0.0001 per share, and 5,000,000 preference shares, par value $0.0001 per share, to (ii) 750,000,000 shares of New BEN Common Stock, par value $0.0001 per share and 10,000,000 shares of New BEN Preferred Stock, par value $0.0001 per share (“New BEN Preferred Stock”);	9,249,555	10,827	0

	Votes For	Votes Against	Abstentions
4B. A proposal to, as an ordinary resolution, authorize the New BEN Board to issue any or all shares of New BEN Preferred Stock in one or more classes or series, with such terms and conditions as may be expressly determined by the New BEN Board and as may be permitted by the Delaware General Corporation Law;	9,249,555	10,827	0

	Votes For	Votes Against	Abstentions
4C. A proposal to, as an ordinary resolution adopt the Court of Chancery of the State of Delaware as the exclusive forum for certain shareholder litigation and the federal district courts of the United States of America as the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act, unless New BEN consents in writing to the selection of an alternative forum;	9,249,555	10,827	0

	Votes For	Votes Against	Abstentions
4D. A proposal to, as an ordinary resolution, approve the requirement that any action required or permitted to be taken by the shareholders of New BEN must be effected at a duly called annual or special meeting of shareholders of New BEN and may not be effected by any written consent by such shareholders;	8,913,019	347,363	4

	Votes For	Votes Against	Abstentions
4E. A proposal to, as an ordinary resolution, approve the requirement that, subject to the rights of holders of preferred stock of BEN, any director or the entire New BEN Board may be removed from office at any time only by the affirmative vote of the holders of at least fifty percent (50%) of the voting power of all the then-outstanding shares of the capital stock of New BEN entitled to vote thereon, voting together as a single class;	9,249,555	10,827	0

	Votes For	Votes Against	Abstentions
4F. A proposal to, as an ordinary resolution, approve that the Proposed Charter of New BEN may be amended by shareholders in accordance with the voting standards set forth in Article IX of the Proposed Charter and the Bylaws of New BEN may be amended by shareholders in accordance with the voting standards set forth in Article 13 of the Bylaws;	9,249,555	10,827	0

	Votes For	Votes Against	Abstentions
4G. A proposal to, as an ordinary resolution, approve that the removal provisions in DHC’S Current Charter related to DHC’S status as a blank check company that will no longer apply upon the consummation of the Business Combination be approved;	9,249,555	10,827	0

	Votes For	Votes Against	Abstentions

5.  A proposal to, as an ordinary resolution of DHC’s Class B Ordinary Shares, approve, effective as of the consummation of the Business Combination, of the election of six directors to serve on the New BEN Board until their respective successors are duly elected and qualified;

Michael Zacharski	1	0	0
Tyler J. Luck	1	0	0
Bernard Puckett	1	0	0
Christopher Gaertner	1	0	0
Jon Leibowitz	1	0	0
Janine Grasso	1	0	0

	Votes For	Votes Against	Abstentions
6. A proposal to, as an ordinary resolution, approve and adopt the New BEN 2023 Long-Term Incentive Plan, to be effective upon the consummation of the Business Combination;	8,913,015	347,363	4

	Votes For	Votes Against	Abstentions
7. A proposal to, as an ordinary resolution, approve for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(d), the issuance of the maximum number of shares of New BEN Common Stock issuable pursuant to the Subscription Agreement, a copy of which is attached to the proxy statement/prospectus as Annex G, and the Reseller Agreement, a copy of which is attached to the proxy statement/prospectus as Annex F, to the extent such issuance would require a stockholder vote under Nasdaq Listing Rule 5635(d);	9,249,551	10,827	4

Based upon the submission of proxies and ballots, a majority of the shares of DHC ordinary shares issued and outstanding and entitled to vote at the close of business on the record date were present at the Extraordinary General Meeting by proxy or by attendance via the virtual meeting website, which constituted a quorum. Proposal 1, Proposal 2, Proposal 3, Proposals 4A-4G, Proposal 5, Proposal 6 and Proposal 7 were approved by the required vote. A vote regarding adjournment of the Extraordinary General Meeting (Proposal 8) was deemed not necessary or appropriate because there were sufficient votes at the time of the Extraordinary General Meeting to approve each of the foregoing matters.

Item 8.01.	Other Events.

In connection with the shareholder vote at the Extraordinary General Meeting, DHC’s public shareholders had the right to elect to redeem all or a portion of their Class A ordinary shares for a per share price calculated in accordance with DHC’s organizational documents. DHC’s public shareholders holding 1,923,656 Class A ordinary shares validly elected to redeem their public shares as of 4:00 p.m., Eastern Time, on March 6, 2024.

The closing of the Business Combination is subject to the satisfaction or waiver of the conditions with respect to the Business Combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DHC Acquisition Corp.

Dated: March 7, 2024	/s/ Chris Gaertner
Chris Gaertner
Co-Chief Executive Officer and Chief Financial Officer